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                                                                  EXHIBIT 23(c)


                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



     As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement on Form S-4 of our reports dated January 26, 1996 included or incorporated by reference in MidAmerican Energy Company's Form 10-K for the year ended December 31, 1995 and to all references to our Firm included in this registration statement.


                                               ARTHUR ANDERSEN LLP

Chicago, Illinois
March 8, 1996